EXHIBIT 10.4:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS DOCUMENT. THE REDACTED MATERIAL IS INDICATED IN THIS DOCUMENT WITH BRACKETED DOUBLE ASTERISKS ([**]) AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATEMENT.

The Clorox International Company

THIRD AMENDMENT TO MEMORANDUM OF AGREEMENT NO. 1450
______________________________________________________________________

This THIRD AMENDMENT to MEMORANDUM OF AGREEMENT No. 1450 (the “Third Amendment”) is made this 27th day of May 2016, by and between A & M Products Manufacturing Company, 1221 Broadway, Oakland, CA 94612 (“Buyer”), and Oil-Dri Corporation of America, 410 N. Michigan Ave., Chicago, IL 60611 (“Seller”).

RECITALS

A.
Buyer and Seller are parties to Memorandum of Agreement #1450, dated March 12, 2001, as amended by the First Amendment, dated December 13, 2002, and the Second Amendment, dated October 15, 2007 (the “Original Agreement”); and

B.	Seller and Buyer wish to amend the Original Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the parties hereby agree to amend the Original Agreement as follows:

1.
The Original Agreement is amended by the addition of SCHEDULE II PRODUCT SPECIFICATIONS, which is attached hereto as Exhibit A (the “New Product Specifications”). The New Product Specifications shall apply as of the date the Seller has successfully installed the equipment referenced in Section 3 below and is able to meet the New Product Specifications (the “Start Date”).

2.	As of the Start Date, the Base Price of MOA 1450 will be increased $[**] per ton (which is estimated to be $[**] per case) to accommodate the New Product Specifications.

3.	The Seller agrees to purchase the equipment, at its own expense, as outlined in Exhibit B.

4.
The terms of the Original Agreement shall remain in full force and effect except as amended, modified and superseded hereby. Capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Original Agreement.

5.
The parties represent and warrant to each other that any person or entity purporting to have the authority to enter into this Third Amendment on behalf of or for the benefit of a party has such authority.

6.
This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any signature page delivered by facsimile, pdf or DocuSign system shall be binding to the same extent as an original signature page.

[The remainder of this page is intentionally left blank. Signature page follows.]

IN WITNESS WHEREOF, the undersigned have caused this Third Amendment to be signed, all as of the date first written above.

BUYER: A & M Products Manufacturing Company, a Delaware corporation By: Javier Ortega Title: Director, Global Strategic Sourcing Signature:/s/ Javier Ortega Date:6/2/16___________________________
SELLER:
OIL-DRI CORPORATION OF AMERICA,
A Delaware corporation

By (print name): Jeffrey M. Libert

Title: Vice President, Planning and Analysis and Treasurer

Signature:/s/ Jeff Libert____

Date: 6/2/16__________________________

EXHIBIT A - SCHEDULE II

PRODUCT SPECIFICATIONS
Revised: 2/25/16

DIR 121110: Paw Points Program Requirements

The Paw Points promotional program applies to all Fresh Step skus supplied by the Seller, unless otherwise stated by Clorox.

The Paw Points code shall comply with the following specifications, reference component specifications as needed for additional details:

[**]

Responsibilities for Code Application & Inspection by Filling Plant Location:

•	Components without properly printed codes must not be shipped without Clorox’s authorization.
Visually check codes for legibility, location, orientation, size, and completeness once per hour in conjunction with standard quality checks
Contingency plan to use reverse printed stickers is approved given that Filling Plant Location can insure stickers will not detach or become illegible in transit.

•	Items with missing or illegible codes shall be governed by the “Quality” section of the MOA/Quality Defect Process.
Scrap materials with printed codes do not require any special handling and may be disposed of via Filling Location’s standard practice. Filling Plant Location shall not be held liable for unauthorized redemption of discarded codes.
Filling Plant Location shall connect directly with their [**] contact to order new codes; allow 5-19 days advanced notice if possible. Reference the Code Request Form xls attached to DIR 121110.

Referenced Code Appearance Photos:

Multiwall Bags

EXHIBIT B - SCHEDULE IV
EQUIPMENT PURCHASE AGREEMENT

The Seller agrees to purchase the equipment below in order to meet the product specifications as defined in Exhibit A.

BETWEEN A & M Products Manufacturing Company, 1221 Broadway, Oakland, CA 94612 (“Buyer”), and Oil-Dri Corporation of America, 410 N. Michigan Ave., Chicago, IL 60611 (“Seller”).

A.	Equipment.

(1)	Seller will install and procure the Equipment outlined in the table below to meet Buyer’s Product Specifications.

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Equipment Description	Quantity/Unit	Product #	Unit Cost
[**]	1	[**]	$[**]
[**]	1	[**]	$[**]
[**]	1	[**]	$[**]
[**]	1	[**]	$[**]
[**]	1	[**]	$[**]
[**]	1	[**]	$[**]
[**]	2	[**]	$[**]
[**]	4	[**]	$[**]
[**]	1	[**]	$[**]
[**]	1	[**]	$[**]
[**]	1	[**]	$[**]
[**]	1	[**]	$[**]
[**]	1	[**]	$[**]
[**]	1	[**]	$[**]
[**]	1	[**]	$[**]
[**]	1	[**]	$[**]
[**]	1	[**]	$[**]
[**]	2	[**]	$[**]
[**]	4	[**]	$[**]
[**]	1	[**]	$[**]
[**]	4	[**]	$[**]
[**]			$[**]
[**]			$[**]

B.

IN WITNESS WHEREOF, the undersigned have caused this Third Amendment to be signed, all as of the date first written above.

BUYER: A & M Products Manufacturing Company, a Delaware corporation By: Javier Ortega Title: Director, Global Strategic Sourcing Signature: /s/ Javier Ortega__ Date:6/2/16____________________________
SELLER:
OIL-DRI CORPORATION OF AMERICA,
A Delaware corporation

By (print name): Jeffrey M. Libert

Title: Vice President, Planning and Analysis and Treasurer

Signature: /s/Jeff Libert____

Date: 6/2/16__________________________